UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 12, 2023
Date of Report (Date of earliest event reported)

TUPPERWARE BRANDS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11657		36-4062333
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

14901 South Orange Blossom Trail	Orlando	FL	32837
(Address of principal executive offices)			(Zip Code)

407 826-5050
Registrant's telephone number, including area code
_________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TUP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

During the financial year-end close process of Tupperware Brands Corporation (the “Company” or the “Registrant”), management, with assistance from its tax and accounting advisors, identified several adjustments related to prior and current periods that have given rise to a restatement of previously issued financial statements. The Company believes that the adjustments identified to date are primarily non-cash corrections related to income taxes and lease accounting treatment. As a result, the Company expects to delay the filing of its 2022 Annual Return on Form 10-K, as further discussed below.

On March 12, 2023, the Audit and Finance Committee of the Company’s Board of Directors, based on the recommendation of management of the Company and after consultation with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm, concluded that the Company’s previously issued consolidated financial statements as of and for the years ended December 26, 2020 and December 25, 2021, and the previously issued unaudited interim condensed consolidated financial statements in 2021 and the first three quarters of 2022 (collectively, the “Relevant Periods”), as well as the associated earnings press releases, were materially misstated and therefore the financial statements should be restated and the financial statements and earnings press releases should no longer be relied upon.

While preparing the consolidated financial statements for the year ended December 31, 2022, the Company identified multiple prior Relevant Period misstatements, the most material of which identified to date relate to the Company’s accounting for income taxes and leases. These newly identified misstatements are in addition to other prior Relevant Period misstatements previously identified by the Company during 2022, as well as misstatements that were previously identified and disclosed in the Company’s Annual Reports on Form 10-K as of and for the years ended December 25, 2021 and December 26, 2020 and in certain 2022 and 2021 Quarterly Reports on Form 10-Q. These previously identified misstatements were initially corrected as out of period correcting adjustments in the financial statements related to the periods of identification. After consideration of both newly identified and previously identified misstatements, taken both individually and in the aggregate, and assessed quantitatively and qualitatively, the Company’s Audit and Finance Committee, based on management’s recommendation, concluded that such misstatements were material to the Company’s previously issued financial statements for the Relevant Periods. The Company will correct for such misstatements by restating its 2021 and 2020 consolidated financial statements, in connection with the filing of its 2022 Annual Report on Form 10-K. Restated financial information as of and for the impacted 2022 and 2021 quarterly and year-to-date periods will be included in the 2022 Form 10-K. The Company will effectuate the restatement of its 2022 unaudited condensed consolidated quarterly financial statements in connection with the future filings of its Quarterly Reports on Form 10-Q in 2023.

To date, the misstatements that originated in periods prior to 2020 are expected to result in a $23-28 million reduction to the previously reported 2020 beginning retained earnings, with such reduction primarily resulting from misstatements related to income taxes. The Company also currently estimates that the net impact of the prior period misstatements on the restated financial statements will result in an increase in net income from continuing operations for the year ended December 26, 2020, and a decrease in net income from continuing operations for the year ended December 31, 2021 and for the 2022 unaudited interim periods. However, such estimates are preliminary and are subject to change as the Company completes its financial close process, and such changes could be significant.

Additionally, the Company has determined that material weaknesses exist in its internal control over financial reporting as of December 31, 2022. The Company did not design and maintain effective controls in response to the risks of material misstatement. Specifically, changes to existing controls or the implementation of new controls were not sufficient to respond to changes to the risks of material misstatement in financial reporting. This material weakness contributed to the following material weaknesses related to the:

•Accounting for the completeness, occurrence, accuracy and presentation of income taxes, including the income tax provision and related income tax assets and liabilities; and
•Accounting for the completeness, accuracy and presentation of right of use assets and lease liabilities.

As a result, the Company’s Chief Executive Officer and Chief Financial Officer have concluded that the Company’s disclosure controls and procedures were not effective as of March 26, 2022, June 25, 2022, September 24, 2022, and December 31, 2022.

There can be no assurance that additional material weaknesses will not be identified as the Company completes its financial close process.

The Company’s management and the Audit and Finance Committee have discussed the matters disclosed in this Item 4.02 with the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP.

The Company is working to complete its financial close process and complete its 2022 Annual Report on Form 10-K, including the 2021 and 2020 restated financial statements and quarterly restated financial information as further discussed above, as promptly as possible. On March 16, 2023, the Company expects to file a Notification of Late Filing on Form 12b-25 in order to obtain an additional fifteen calendar days in which to endeavor to file the 2022 Form 10-K, however, there can be no assurance that the 2022 Form 10-K will be filed within such period.

Item 7.01 Regulation FD Disclosure.

On March 16, 2023, the Company issued a press release regarding the foregoing matters. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Item 7.01 and Exhibit 99.1 attached to this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

Statements contained in this release that are not historical fact and use predictive words such as “estimates”, “approximate”, “indicates”, “expects”, “believe", “anticipate”, “intend”, “project”, “designed”, “target”, “plans”, “may”, “will”, “endeavor”, “are confident”, “should”, “would”, “could” and similar words are forward-looking statements. These forward-looking statements and related assumptions involve risks and uncertainties that could cause actual results and outcomes to differ materially from any forward-looking statements or views expressed herein. This Form 8-K includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including with respect to the timing of the restatement of the Company’s consolidated financial statements for the Relevant Periods and the Company’s ability to file the 2022 Form 10-K during the extension period. Such forward-looking statements are based on assumptions about many important factors, including the following, which could cause actual results to differ materially from those in the forward-looking statements: whether the Company will identify additional errors in previously issued financial statements and other risks identified in the Company’s most recent filing on Form 10-K and other SEC filings, all of which are available on the Company’s website.

The Company updates each month the impact of changes in foreign exchange rates versus the prior year, posting it on Tupperware Brands Foreign Exchange Translation Impact Update. Other than updating for changes in foreign currency exchange rates, the Company does not intend to update forward-looking information unless otherwise required by the federal securities laws.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press Release of Tupperware Brands corporation dated March 16, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUPPERWARE BRANDS CORPORATION
(Registrant)

Date:	March 16, 2023	By:	/s/ Karen M. Sheehan
Karen M. Sheehan
Executive Vice President, Chief Legal Officer & Secretary